2. Loans (Details) - USD ($)	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Details
Cash collections applied to the principal of loans	$ 349,066,518	$ 340,621,771
Cash collections applied to the principal of loans, percentage of net receivbles	75.48%	74.72%
Financing Receivable, Recorded Investment, 90 Days Past Due and Still Accruing	$ 0	$ 0
Ratio of bankrupt accounts to total principal loan balances	2.23%	2.37%